UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K



Current Report Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported):  November 25,1997



          Commission file number   333-19183



           JYRA RESEARCH INC ( A Development Stage Enterprize )
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)




Delaware                                              98-0167341
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)




HAMILTON HOUSE,111 MARLOWES, HEMEL HEMPSTEAD, HERTFORDSHIRE    HP1 1BB  UK
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(address of principal executive offices)                      (Zip Code)



                           (44) 1442 403600
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           (Registrant's telephone number, including area code)





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Item 9.   Sales of Equity Securities Pursuant to Regulation S

      On November 25, 1997, the Company completed an offering to non-U.S. investors of common stock with par value of $0.001 per Share ("Shares"). The Company sold 315,000 Shares of common stock at $8.00 per Share for gross proceeds of $2,520,000. The Shares were sold to customers of Ten Cate & Cie NV., a Dutch Investment Bank located in the Netherlands. All of the subscribers are Non-US residents and are residents of the Netherlands. The offering, including the Shares issued as payment of commission, was completed pursuant to the exemption from registration contained in Regulation S promulgated under the Securities Act of 1933, as amended. The offering was managed by Ten Cate
& Cie N.V. and LTR Consultancy bv., both of whom are Dutch corporations located in the Netherlands and each of whom received a commission 11,025 Shares equating to seven percent(22,050 Shares) of the 315,000 Shares sold.

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JYRA RESEARCH INC
                                   (Registrant)


                                              By: /s/ Paul Robinson
                                                  ____________________
                                                  Paul Robinson
                                                  President & CEO

                                                  December 5, 1997





                                              By: /s/ Roderick Adams
                                                  _____________________
                                                  Roderick Adams
                                                  Chief Financial Officer,
                                                  Director (Principal Financial
                                                  and Accounting Officer)

                                                  December 5, 1997